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                                  EXHIBIT A




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                                  $1,000,000

                          REVOLVING CREDIT AGREEMENT

                                   between

                             BIO-DYNE CORPORATION

                                     and

                  CONTINENTAL AMERICAN TRANSPORTATION, INC.




                              Dated May 23, 1996


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                          REVOLVING CREDIT AGREEMENT



           THIS AGREEMENT is made as of May 23, 1996, by and between Bio-Dyne Corporation, a Georgia corporation (the "Borrower"), and Continental American Transportation, Inc., a Colorado corporation (the "Lender").


SECTION 1.  DEFINITIONS

           1.1. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

      "Affiliate" of a Person shall mean any Person controlling, controlled by, or under common control with, such person.

      "Bankruptcy Law" shall mean Title 11 of the U.S. Code, as in effect from time to time, or any similar Federal or state law for the relief of debtors.

      "Borrowing Date" shall mean the date of any borrowing by the Borrower pursuant hereto.

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York City.

      "Debt" shall mean any indebtedness, contingent or otherwise, of the Borrower, including, without limitation, (i) indebtedness evidenced by guarantees or in effect guarantees by the Borrower of Debt of any other Person, (ii) indebtedness evidenced by notes, debentures, bonds or similar instruments or letters of credit, (iii) indebtedness representing the deferred and unpaid balance of the purchase price of any property or interest therein and obligations of the Borrower under any agreement to lease, or lease of, any real or personal property in each case which, in accordance with generally accepted accounting principles then in effect, appears as a liability upon a balance sheet of the Borrower, and (iv) obligations of the Borrower under interest rate swaps, caps, collars, calls and similar arrangements, and foreign currency hedges entered into in respect of any indebtedness or obligations.

      "Default" shall mean any event which, with the giving of notice or lapse of time or both, would constitute an Event of Default.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.


      "Environmental Law" means any and all present and future federal, state, local and statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, grants, franchises, licenses or agreements relating to (a) the protection of the environment, health or workers safety; (b) pollution or environmental contamination; or (c) the use, processing, distribution, generation, treatment, storage, recycling, transportation, disposal, handling, Release or threatened or potential Release of any Material of Environmental Concern.

      "Event of Default" shall have the meaning assigned to it in Section 7.1.

      "Governmental or Regulatory Body" means any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority or instrumentality of any such government or political subdivision.

      "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

      "Loan" shall have the meaning assigned to it in Section 2.1.

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

      "Loan Commitment" shall have the meaning assigned to it in Section 2.1.

      "Loan Commitment Period" shall mean the period from the date hereof through the Termination Date.


      "Material Adverse Effect" or "Material Adverse Change" means any change or changes or effect or effects that individually or in the aggregate are or may reasonably be expected to be materially adverse to (a) the business or the assets, operations, income, prospects or conditions (financial or otherwise) of the Borrower or its Subsidiaries or (b) the ability of the Borrower to perform its obligations under this Agreement.

      "Material of Environmental Concern" means chemicals, pollutants, contaminants, wastes, toxic substances, hazardous, petroleum or petroleum products.

      "Note" shall have the meaning assigned to it in Section 2.2.

      "Person" shall mean an individual, a corporation, a partnership, a joint venture, a firm, an enterprise, a trust, an unincorporated organization, a government or any agency or political subdivision thereof.


      "Plan" means any plan, fund, program, understanding, policy, arrangement, contract or commitment, whether qualified or not qualified for federal income tax purposes, whether formal or informal, whether for the benefit of a single individual or more than one individual, which is in the nature of (a) an employee pension benefit plan (as defined in ERISA ss. 3(2)) (b) an employee welfare benefit plan (as defined in ERISA ss. 3(1)) or (c) an incentive, deferred compensation, or other benefit arrangement for employees, former employees, their dependents or their beneficiaries.

      "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment.

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


      "Tax" or "Taxes" mean all taxes, charges, fees, levies or other assessments imposed by any federal, state, local or foreign Taxing Authority, including, without limitation, gross income, gross receipts, income, capital, excise, property (tangible and intangible), sales, transfer, value added, employment, payroll and franchise taxes and such terms shall include any interest, penalties or additions attributable to or imposed on or with respect to such assessments.

      "Termination Date" shall mean the date falling 2 years following the date hereof.

SECTION 2.  AMOUNT AND TERMS OF LOAN COMMITMENT AND LOANS

           2.1 The Loan Commitment. Subject to the terms and conditions of this Agreement, the Lender agrees to make revolving credit loans (individually, a "Loan"; collectively, the "Loans") to the Borrower from time to time during the Loan Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $1,000,000(the "Loan Commitment").

           2.2 The Note. The Loans made by the Lender shall be evidenced by a promissory note of the Borrower substantially in the form of Exhibit A, with appropriate insertions, which shall be payable to the order of the Lender and shall represent the obligation of the Borrower to pay the amount of the Loan or, if less, the aggregate unpaid principal amount of all Loans made by the Lender, with interest thereon as prescribed in
      Section 2.5. The date and amount of each Loan made by the Lender and each payment of principal with respect thereto may be endorsed by the Lender on the schedule annexed to and constituting a part of the Note, which endorsement, absent manifest error, shall constitute prima facie evidence of the accuracy of the information endorsed. The Note shall (a) be dated the date hereof, (b) be stated to mature on the Termination Date and (c) bear interest for the period from the date hereof until paid in full on the unpaid principal amount thereof from time to time outstanding at the rates prescribed in Section 2.5.


           2.3 Procedure for Borrowing Under Loan Commitment. Except with respect to the Initial Advance (as hereinafter defined) and the Subsequent Advance (as hereinafter defined), the Borrower may borrow under the Loan Commitment at any time during the Loan Commitment Period following the date of the Subsequent Advance, provided that the Borrower shall give the Lender irrevocable notice at least five
      (5) Business Days prior to the requested Borrowing Date, specifying (i) the requested Borrowing Date (which shall be a Business Day) and (ii) the amount of the requested borrowing. Not later than 12:00 noon, New York time, on the date specified in such notice from the Borrower, the Lender shall make available to the Borrower at such account of the Borrower as the same may designate from time to time, in immediately available funds, the amount to be then loaned by it.

           2.4 Optional Prepayment The Borrower may, at its option, prepay the Note without premium or penalty, in whole or in part, upon at least two Business Day's prior notice to the Lender, specifying the date and amount of prepayment. Such notice shall be irrevocable and the payment amount specified in such notice shall be due and payable on the date specified.

           2.5 Interest Rates. (a) The Loans shall bear interest (calculated on the basis of a 360-day year for the actual number of days elapsed) on the unpaid principal amount thereof at a rate per annum equal to 12%, payable quarterly in arrears on the last day of each June, September, December and March in each year.

           (b) If all or a portion of the principal amount of any of the Loans shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue principal amount shall bear interest at the rate of 18% per annum, to the extent permitted by law.
      2.6 Use of Proceeds. The Borrower covenants that it will apply all of the proceeds of the Loan for the Borrower's general corporate purposes, except with respect to the Initial Advance (as hereinafter defined).

           2.7 Payment. All payments made by the Borrower to the Lender shall be made in federal or other immediately available funds in lawful money of the United States for credit, not later than 12:00 noon, New York time, on the day when due, or

                                         5

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      in any case by such other reasonable method or at such other address as the Lender shall have from time to time notified the Borrower.


           2.8 Maturity of Loans. The outstanding principal amount of the Loans shall be due and payable on the Termination Date.

           2.9 Initial Advance. The Lender agrees at Closing to advance an amount equal to $300,000 (the "Initial Advance") to Borrower to be disbursed in accordance with the terms and conditions of that certain Escrow Agreement by and among the Borrower, the Lender and Kutak Rock, as escrow agent, as amended by First Amendment to Escrow Agreement, forms of which are attached hereto as Exhibit B. As a condition to Lender's making the Initial Advance, the Borrower has agreed to use a portion of the Initial Advance to repay $100,000 of that certain promissory note of the Borrower to Edward and Carol Beam currently in the aggregate amount of $171,525.66 and to repay $50,000 of that certain promissory note of the Borrower to Edward Beam, Jr. currently in the aggregate amount of $122,823.55.

           2.10 Subsequent Advance. The Lender agrees to advance an amount of not less than $150,000 (the "Subsequent Advance") by or before May 31, 1996 (or such other date as agreed upon by the parties) so long as the Resignations and Appointments (as such terms are hereinafter defined) are delivered in form and substance satisfactory to Lender, forms of which have already been approved by Lender. As a condition to Lender's making the Subsequent Advance, the Borrower has agreed to use a portion of the Subsequent Advance to repay $37,094.58 of that certain promissory note of the Borrower to Edward and Carol Beam and to repay $37,905.43 of that certain promissory note of the Borrower to Edward Beam, Jr.

SECTION 3.  COVENANTS

           3.1 Payment of Note. The Borrower shall pay the principal of, and interest on, the Note on the dates and in the manner provided herein and in the Note.

           3.2 Financial and Business Information. The Borrower covenants and agrees that so long as the Loan Commitment shall

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      be in effect or any Debt under the Note shall be outstanding, the
      Borrower will deliver to the Lender:

               (a) as soon as available, but not later than 120 days after the close of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower as at the end of such fiscal year and the related consolidated statements of income and retained earnings and changes in financial position of the Borrower for such fiscal year, setting forth in each case in the comparative form the figures for the previous year, reported on by independent certified public accountants of nationally recognized standing selected by the Borrower;

               (b) promptly on their becoming available, any such other financial data, information or reports as from time to time may be furnished to all stockholders of the Borrower in their capacity as stockholders.

           3.3 Notice of Default. If any one or more events occur which constitute a Default or an Event of Default, upon obtaining knowledge thereof, the Borrower will forthwith give notice to the Lender, specifying the nature and status of the Default or Event of Default.

           3.4 Covenants of the Borrower. The Borrower covenants and agrees that from and after the date hereof to the date of the making of the Subsequent Advance:

           (a) Neither the Borrower nor any of its Subsidiaries will sell, pledge, encumber, assign or transfer, or enter into any agreement, commitment, instrument or contract pursuant to which any right, title or interest may be sold, pledged, encumbered, assigned or transferred in or to the shares of capital stock of the Borrower or any of its Subsidiaries.

           (b) The Borrower and its Subsidiaries shall continue to conduct their business and affairs in the ordinary course of business and shall not enter into any agreement, commitment, instrument or contract or take any action out of the ordinary course of business, including without limitation:

           (i) Declare, or pay, any dividend or any other distribution with respect to the capital stock of the Borrower or its Subsidiaries, or purchase or redeem any of such stock;

           (ii) Sell or issue, or enter into any contract, instrument or agreement pursuant to which the Borrower or its Subsidiaries might be obligated to sell or issue, any capital stock or any other security;

          (iii) Enter into any mortgage, indenture, pledge or other contract, instrument or agreement, or take, suffer or permit any action to be taken, as the result of which any lien, claim, charge or encumbrance of any kind or nature whatsoever would be established or created with respect to any of the assets of the Borrower or its Subsidiaries;

           (iv) Borrow any money, or enter into any contract, commitment or agreement to borrow any money on behalf of the Borrower or its Subsidiaries; and

           (v) Pay, or enter into any contract, commitment or agreement to pay any additional compensation, bonus or commission or any benefit of any kind to any officer, director or consultant of the Borrower and its Subsidiaries.


SECTION 4.  REPRESENTATIONS AND WARRANTIES

           In order to induce the Lender to enter into this Agreement and to make the Loans hereunder, the Borrower hereby represents and warrants as follows:


           4.1 Organization and Qualification. Each of the Borrower and its direct and indirect subsidiaries ("Subsidiaries") is a corporation validly existing and in good standing under the laws of the state of its incorporation, and has all requisite corporate power and authority to (a) own, lease and operate its properties and assets as they are now owned, leased and operated and (b) carry on its business as now presently conducted and as proposed to be conducted. Each of the Borrower and its Subsidiaries is duly qualified to do business in each jurisdiction in which the nature of its business or properties makes such qualification necessary, except where the failure to do so would not have a Material Adverse Effect.

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

      The jurisdictions in which the Borrower and its Subsidiaries are qualified are set forth on Schedule 4.1.

           4.2 Capitalization; Subsidiaries and Affiliates. For each of the Borrower and its Subsidiaries, if any, Schedule 4.2 sets forth the par value, number of authorized shares of capital stock and number of issued and outstanding shares of each class of its capital stock. All of the issued and outstanding shares of capital stock of each of the Borrower and its Subsidiaries are duly authorized, validly issued, fully paid and non-assessable. All of the issued and outstanding shares of the Borrower and its Subsidiaries are owned of record by the shareholders attached to Schedule 4.2 as of April 25, 1996. Except for those certain warrants set forth on the Borrower's SB-2 Registration Statement effective April 18, 1996 (the "Registration Statement"), there are no securities outstanding which are exchangeable or exercisable for, or convertible into shares of capital stock of the Borrower and its Subsidiaries. Except as set forth on Schedule 4.2, the Borrower has no subsidiaries nor does any affiliate of the Borrower or any of its Subsidiaries thereof own any equity interest in any other corporation, partnership, joint venture or other entity. To the best knowledge of the Borrower, no officer, director or five percent (5%) or greater stockholder of the Borrower has been convicted of any felony, securities law violation or been a party to any agreement, understanding or consent with any state or federal securities commission or the National Association of Securities Dealers.

           4.3. Validity and Execution of Agreement. The Borrower has the full legal right, capacity and power and all requisite corporate authority and approval required to enter into, execute and deliver this Agreement and any other agreement or instrument contemplated hereby, and to perform fully its respective obligations hereunder and thereunder.
      The board of directors of the Borrower has approved the transactions contemplated pursuant to this Agreement and each of the other agreements required to be entered into pursuant hereto by the Borrower. This Agreement and such other agreements and instruments have been duly executed and delivered by the Borrower and each constitutes the valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors, and (ii) general principals of equity
      (regardless of whether such enforcement is considered in a proceedings in equity or at law).

           4.4. No Conflict. Neither the execution and delivery of this Agreement nor the performance by the Borrower of the transactions contemplated hereby will violate or conflict with (a) any of the provisions of the Articles of Incorporation or By-Laws of the Borrower;
      (b) or result in the acceleration of, or entitle any party to accelerate the maturity or the cancellation of the performance of any obligation under, or result in the creation or imposition of any Lien in or upon the assets of the Borrower or constitute a default (or an event which might, with the passage of time or the giving of notice, or both, constitute a default) under any contract, (c) to the best of Borrower's knowledge, any order, judgment, regulation or ruling of any Governmental or Regulatory Body to which the Borrower is a party or by which any of its property or assets may be bound or affected or to the best of Borrower's knowledge, with any provision of any law, rule, regulation, order, judgment, or ruling of any Governmental or Regulatory Body applicable to the Borrower.

           4.5 Litigation. Except as disclosed in the Registration Statement, there are no outstanding orders, judgments, injunctions, investigations, awards or decrees of any court, Governmental or Regulatory Body or arbitration tribunal by which the Borrower or its Subsidiaries, or any of its securities, assets, properties or business is bound. Except as disclosed in the Registration Statement, there are no actions, suits, claims, legal, administrative or arbitration proceedings pending or, to the best knowledge of the Borrower, overtly threatened (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) against or affecting the Borrower or any Affiliate thereof, or any of its assets or properties, that, individually or in the aggregate, could, if determined adversely to the Borrower or such affiliate have a Material Adverse Effect, nor, to the best knowledge of the Borrower, are there any facts which are likely to give rise to any such action, suit, claim,

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      investigation or legal, administrative or arbitration proceeding.

           4.6 The Assets. The Borrower owns outright and has good and marketable title (except for leasehold interests specifically set forth on Schedule 4.6 and its assets pledged to Colonial Financial Services, a Division of First Factors Corporation) to its assets, free and clear of any Lien. To the best of Borrower's knowledge, the assets reflected on

      Borrower's Financial Statements (as hereinafter defined) constitute all of the assets necessary and appropriate for the conduct of Borrower's business and the business of its Subsidiaries in substantially the same manner as its business has heretofore been conducted.

           4.7 Intangible Property. No patents, trademarks, service marks, trade names, copyrights, logos and the like and franchises exist that are material to the Borrower's business operations.

           4.8 Inventory. The inventory of the Borrower and its Subsidiaries is or was, prior to the sale thereof, in good and merchantable condition and suitable and usable or saleable in the ordinary course of business for the purposes for which intended.
      Assuming that the Borrower has sufficient funds with which to pay suppliers, to the best of Borrower's knowledge, the Borrower is not aware of any material adverse condition affecting the supply of inventory available to the Borrower and its Subsidiaries.

           4.9 Accounts Receivable. All accounts and notes receivable reflected on the Borrower's Financial Statements, and all accounts and notes receivable arising subsequent to December 31, 1995, (a) have arisen in the ordinary course of business of the Borrower, (b) represent valid obligations due to the Borrower enforceable in accordance with their terms and (c) except to the extent of the reserves therefor reflected on the Borrower's Financial Statements, are fully collectible in the ordinary course of business in the aggregate recorded amounts thereof in accordance with their terms.

           4.10     Financial Statements.   The balance sheet of the Borrower
      as of December 31, 1995 and the related statements of

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      income and cash flow for the 3 and 9 months then ended, including the footnotes thereto (collectively, the "Financial Statement"), true and complete copies of which have been delivered to the Lender, will fairly present the financial position of the Borrower as at such date and for the period then ended, in accordance with generally accepted accounting principles as then in effect ("GAAP") consistently applied for the period covered thereby.

           4.11 Undisclosed Liabilities. To the best of Borrower's knowledge, the Borrower does not have any Liabilities that is not fully and adequately reflected or reserved against on the Borrower Financial Statements or covered in full by insurance. To the best of Borrower's knowledge, the Borrower and its Subsidiaries do not have any, direct or indirect, indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise (collectively, the "Liabilities"), whether or not of a kind required by GAAP to be set forth on a financial statement, other than (a) Liabilities incurred since December 31, 1995 in the ordinary course of business (none of which is to the best of Borrower's knowledge a liability for a breach of contract, breach of warranty, tort or infringement claim or lawsuit), none of which individually or in the aggregate, to the best of the Borrower's knowledge has had or could reasonably be expected to have a Material Adverse Effect or (b) Liabilities disclosed and reflected as liabilities on the Financial Statements.

           4.12 No Material Adverse Change. Except as disclosed in the Registration Statement and with respect to a diminished cash position, supplier credit and inventory since April 10, 1996, there has been no material adverse change in the business, operations or condition (financial or otherwise) of the Borrower or its Subsidiaries, or in the assets, liabilities, net worth or properties of the Borrower or its Subsidiaries, and the Borrower does not know of any such change that is threatened, or has there been any damage, destruction or loss which could have a Material Adverse Effect, whether or not covered by insurance.

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           4.13     Tax Matters.  All Tax Returns required to be filed with
      respect to the Borrower have been duly filed and were in all material respects true, complete and correct and filed on a timely basis, (b) the Borrower has paid all Taxes that are due, or claimed or asserted by the IRS or any Taxing Authority to be due from the Borrower for the periods covered by such Tax Returns or Borrower has duly and fully provided reserves adequate to pay all Taxes in the Borrower's Financial Statements, (c) the Borrower has complied in all material respects with all applicable laws relating to withholding of Taxes (including withholding Taxes pursuant to Sections 1441 and 1442 of the Internal Revenue Service Code of 1986, as amended (the "Code") and similar provisions under any other applicable laws) and the payment thereof over to the Taxing Authorities (d) insofar as is known to Borrower, the income Tax Returns of the Borrower have not been audited or examined by any the Taxing Authority (including the IRS) for any period for which the applicable statute of limitations period has not yet expired and no statute of limitations for any such period has been extended.

           4.14 Contracts and Other Agreements. Schedules 4.14 and 4.15 sets forth all material written agreements (and, to the best knowledge of the Borrower, any oral agreement) and arrangements to which either the Borrower or its Subsidiaries is a party or by or to which the Borrower or its Subsidiaries or any of their respective assets or properties is bound or subject and specifically identifies which contracts or arrangements require the consent of a third party upon a change in control of the Borrower.

           4.15 Real Estate. Schedule 4.15 sets forth a list and supplies descriptions of (a) all real property owned by the Borrower and its Subsidiaries; (b) all leases, subleases or other agreements under which each of the Borrower and its Subsidiaries is lessor or lessee of any real property; (c) all options held by the Borrower or contractual obligations on its respective part to purchase or acquire any interest in real property (as set forth on Schedule 4.15) and (d) all options granted by the Borrower or contractual obligations on any such Persons' part to sell or dispose of any interest in real property (as set forth on Schedule 4.15) (collectively, the "Borrower Real Estate Documents"). To the best of Borrower's knowledge, all of the Borrower's Real Estate Documents, true, correct and complete copies of which have been delivered to the Borrower, are in full force and effect and the Borrower has not received any notice of any default thereunder. Except as separately identified on Schedule 4.15, no approval or consent of any person is needed for the Borrower's Real Estate Documents to continue to be in full force and effect and such documents will not become unenforceable by the Borrower following the consummation of the transactions contemplated by this Agreement.

           4.16 Transactions with Affiliates. Except in the ordinary course of each party's business and as set forth on Schedule 4.16, no Affiliate of the Borrower or its Subsidiaries has: (a) borrowed money from or loaned money to the Borrower which remains outstanding; (b) any contractual or other claim, express or implied, of any kind whatsoever against or by any Affiliate; (c) any interest in any property or assets used by any Affiliate in their respective businesses; or (d) engaged in any other transaction with any Affiliate (other than employment relationships).

           4.17     ERISA.   (a) Except as set forth on Schedule 4.17, the
      Borrower does not sponsor, or maintain, or have any obligation to contribute to, or have any liability under, nor is Borrower otherwise a Party to, any Plan. None of the Plans is a "multiemployer" plan with the meaning of Section 3(37) of ERISA and none of the Plans is subject to Title IV of ERISA. Neither the Borrower nor any Affiliate has ever participated in nor had an obligation to contribute to any "multiemployer plan" or any plan subject to Title IV of ERISA.

           (b) With respect to each Plan, Borrower has delivered to Lender to the extent applicable, a copy of (i) the plan document as currently in effect (or a written description of any Plan for which there in no plan document) and all relevant document related thereto, including but not limited to all current trust agreements, insurance contracts, investment management contracts and administrative service contracts, (ii) the most recent annual reports (Form 5500 Series) filed with the Internal Revenue Service, together with all schedules, actuarial reports, accountant's statement and trustee reports, and (iii) all IRS determination letters and pending IRS determination letters.

           (c) Each Plan has been maintained, operated and administered in compliance with its terms and any related documents or agreement and in compliance with ERISA and the Code.

           (d) There are no pending or, to the knowledge of the Borrower, overtly threatened claims (other than routine claims for benefits), assessments, complaints, proceedings or investigations of any kind by any court or governmental agency with respect to any Plan.

           (e) No Plan provides benefits, including without limitation, death or medical benefits (whether or not insured), beyond retirement or other termination of service other than (i) coverage mandated by applicable law, (ii) death benefits or retirement benefits or retirement benefits under any "employee pension plan" as that term is defined in
      Section 3 (2) of ERISA, or (ii) deferred compensation benefits accrued as liabilities on the Unaudited Financials.

           (f) Neither a "prohibited transaction" within the meaning of ERISA Section 406 or Code Section 4975 nor any breach of a duty imposed by Title I of ERISA has occurred with respect to any Plan.

           (h) With respect to each Plan that is a "group health plan" within the meaning of ERISA Section 607(l) and that is subject to Code
      Section 4980B, Borrower and each ERISA Affiliate have complied in all material respects with the continuation coverage requirements of the Code and ERISA.

           (i) Except as noted on Schedule 3.17, all contributions to, and payments from, any Plan that may have been required to be made in accordance with the Plan, or the Code or ERISA, have been timely made.

           (j) Neither Borrower nor any ERISA Affiliate has incurred or is reasonably likely to incur any liability with respect to any plan or arrangement that would be included in the definition of Plan hereunder but for the fact that such plan or arrangement was terminated before the date of this Agreement.

           4.18 Employees. Each of the Borrower and its Subsidiaries is not a party to, and there does not otherwise exist, any agreements with any labor organization, collective bargaining or similar agreement with respect to employees of the Borrower. Schedule 4.18 sets forth the name and current annual salary, including any bonus, if applicable, of all present officers and employees of the Borrower and its Subsidiaries whose current annual salary, including any promised, expected or customary bonus, equals or exceeds $50,000. All health and health related employee benefits and other costs have been paid or adequately reserved for on the

      Audited Financials. Each of the Borrower and its Subsidiaries is in compliance in all material respects with its obligations under all Federal, state, and local statutes and ordinances, executive orders, regulations and common law governing its employment practices with respect to the Borrower. To the best knowledge of the Borrower, there are no attempts being made to organize any employees presently employed by the Borrower.

           4.19     Environmental Matters. To the best of Borrower's knowledge,
      (a) each of the Borrower and its Subsidiaries is not in violation of, or delinquent in respect to, any Environmental Law which violation or delinquency would have a Material Adverse Effect, and (b) neither the Borrower nor to the best of Borrower's knowledge any of its Subsidiaries has received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Borrower or any of its Subsidiaries is not in full compliance with the Environmental Laws, and (c) the Borrower and its Subsidiaries have obtained all permits, licenses and other authorizations required under the Environmental Laws, if any, the absence of which would have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has received any written notice by any Person alleging that Borrower or to the best of Borrower's knowledge any of its Subsidiaries has or may have liability, either directly, by contract or by operation of law, based on or resulting from the presence of, or threatened Release or any Material of Environmental Concern. To the best of Borrower's knowledge, there are no present and have been no past Release of any Material of Environmental Concern that could form the basis of any claim of liability against the Borrower or any of the Subsidiaries under Environmental Laws or the common law, which, if decided adversely to the Borrower or any of its Subsidiaries, would have a Material Adverse Effect.

           4.20 Insurance. Schedule 4.20 sets forth a list and brief description (specifying the insurer, the policy number or covering note number with respect to binders and the amount of any deductible, describing the pending claims if such claims exceed applicable policy limits, setting forth the aggregate amount paid out under each such policy through the date hereof and the aggregate limit, if any, of the insurer's liability thereunder) of all policies or binders of fire, liability, product liability, workmen's compensation, vehicular, unemployment and other insurance held by or on behalf of the Borrower. Such policies and binders are valid and enforceable in accordance with their terms in all material risks and liabilities to the extent and in respect of amount, types and risks insured, as are customary in the industries in which the Borrower operates. The Borrower is not in default with respect to any material provision contained in any such policy or binder or has failed to give any notice or present any claim under any such policy or binder in due and timely fashion. Except for claims disclosed pursuant to Section 4.5 hereof, to the best of

      Borrower's knowledge, there are no outstanding unpaid claims under any such policy or binder which have gone unpaid for more than forty-five
      (45) days or as to which the carrier has disclaimed liability.

           4.21 Licenses and Permits. Schedule 4.21 sets forth a list of the governmental permits, licenses, registrations and other governmental consents (federal, state and local) which the Borrower and its Subsidiaries have obtained and which are necessary in connection with their respective operations and properties, and to the best of Borrower's knowledge no others are required. All such permits, licenses, registrations and consents are in full force and effect and in good standing. The Borrower has not received any written notice of any claim of revocation or has actual knowledge of any event which might give rise to such a claim.

           4.22 Compliance with Laws. Each of the Borrower and to the best of Borrower's knowledge, its Subsidiaries has complied in all respects with all applicable federal, state and local laws, regulations and ordinances or any requirement of any Governmental or Regulatory Body, court or arbitrator affecting the business or the assets of the Borrower and its Subsidiaries, the failure to comply with which could have a Material Adverse Effect on the Business or the Assets.

           4.23 Products. There are no written statements, citations or decisions by any Governmental or Regulatory Body that any product manufactured, marketed or distributed at any time by the Borrower and its Subsidiaries("Product") is defective or fails to meet in any material respect any standards promulgated by any such Governmental or Regulatory Body. There have been no recalls ordered by any such Governmental or Regulatory Body with respect to any Product. To the best of Borrower's knowledge, there is no (a) fact relating to any Product that may impose upon the Borrower (or the Borrower upon consummation of the transactions contemplated hereby) a duty to recall any Product or a duty to warn customers of a defect in any Product, other than defects about which the Borrower has issued appropriate and adequate warnings or (b) latent or overt design, manufacturing or other defect in any Product.

           4.24 SEC Reports. The Borrower has filed all required forms, reports and documents with the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market since October 1991 (collectively, the "Borrower SEC Reports"), all of which complied as to form in all material respects with all applicable requirements of The Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. To the best of the Borrower's knowledge, none of the SEC Reports, including without limitation any financial statements or schedules included therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. Except as set forth in the SEC Reports, each of the balance sheets (including the related notes)

      included in the SEC Reports fairly presents the consolidated financial position of the Borrower and its Subsidiaries as of the respective dates thereof, and the other related statements (including the related notes) included therein fairly present the results of operations and the changes in financial position of the Borrower and its Subsidiaries for the respective fiscal years, except, in the case of interim financial statement, for year-end audit adjustments, consisting only of normal recurring accruals. Except as set forth in the SEC Reports, each of the financial statements (including the related notes) included in the SEC Reports has been prepared in accordance with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein.

           4.25 Disclosure. To the best knowledge of the Borrower, neither this Agreement, nor any Schedule or Exhibit to this Agreement contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. To the best knowledge of Borrower, all statements, documents, certificates or other items prepared or supplied by the Borrower with respect to the transactions contemplated hereby are true, correct and complete and contain no untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading.

           4.26 Survival. All of the representations and warranties of the Borrower contained herein shall survive the Closing Date until the date upon which the liability to which any claim relating to any such representation or warranty is barred by all applicable statutes of limitations.

SECTION 5.  CONDITIONS TO INITIAL ADVANCE

           The obligation of the Lender to make the Initial Advance pursuant to this Agreement shall be subject to compliance by the Borrower with its agreements herein contained, and, to the satisfaction, prior to or substantially contemporaneously with, the making of such initial Loan, of the following conditions:

           5.1 Note. The Borrower shall have executed and delivered to the Lender the Note in the form of Exhibit A hereto (appropriately completed).

           5.2 Corporate Proceedings. The Lender shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Lender, of the board of directors of the Borrower authorizing the execution, delivery and performance of thus this Agreement and the Note, in each case, certified by a duly authorized officer of the Borrower as of the date hereof; and such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

           5.3 Incumbency Certificates. The lender shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the date hereof, as to the incumbency and signatures of the officers of the Borrower executing this Agreement, and the Note and any certificate or other documents to be delivered by it pursuant thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary, as the case may be.

           5.4 Certain Legal Opinions. The Lender shall have received the executed legal opinion of Kutak Rock, counsel to the Borrower, in form and substance reasonably satisfactory to the Lender, together with copies of the legal opinions, if any, upon which such counsel rely.

           5.5 Representations and Warranties. Each of the representations and warranties made by the Borrower pursuant to this Agreement shall be true and correct in all material respects on and as of the date hereof, as if made on and as of such date.

SECTION 6.  CONDITIONS TO ALL LOANS

           Except with respect to the Initial Advance, the obligation of the Lender to make a Loan on any Borrowing Date is subject to fulfillment of the following conditions precedent to the satisfaction of the Lender:

           6.1 Representations and Warranties. The representations and warranties made by the Borrower in this Agreement and in any certificate, document or financial or other statement furnished at any time hereunder shall be true and correct in all material respects unless stated to relate to a specific earlier date.

           6.2 No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such Borrowing Date.

           6.3 Resignations by Certain Directors of the Borrower. Immediately preceding the making of the Subsequent Advance by Lender, Messrs. Edward B. Beam, Jr., Harvey Miller, Edward B. Beam, Sr., L. Clark Brand and William C. Buck shall deliver irrevocable written notification to the Borrower that effective as of receipt by the borrower of the Subsequent Advance, such individuals resign as officers and directors of the Borrower (the "Resignations"). Contemporaneously with the execution and delivery of the Resignations, Messrs. Kenneth Jones and David York shall execute and deliver a written consent in lieu of a meeting of the Board of Directors of the Borrower appointing Messrs. Erik Bailey,

      Timothy Holstein, and Brian Henniger to fulfill the vacancies created on the Borrower's Board of Directors resulting from the delivery of the Resignations (the "Appointments").

SECTION 7.  DEFAULTS AND REMEDIES

           7.1 Events of Default. "Event of Default" whenever used herein means any of the following events:

                   (a) the Borrower defaults in the due and punctual payment of principal of, interest on, or any other amount owing in respect of, the Note when and as the same shall become due and payable, and continuance of such default for a period of 5 Business Days after receipt of notice;
      or

                   (b) the Borrower defaults in the performance or observance of any covenant or agreement of the Borrower in this Agreement or the Note and the continuance of such default for a period of 30 calendar days after there has been given to the Borrower by the Lender a written notice specifying such default and requiring it to be remedied; or

                   (c) the Borrower shall (i) default in any payment of principal of or interest on any Debt or (ii) default in the observance or performance of any agreement or condition relating to any such Debt or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause (immediately or with the giving of notice or lapse of time or both) any such Debt to become due prior to its stated maturity; or

                   (d) the Borrower, either pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors; or

                   (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Borrower in an involuntary case, (ii) appoints a custodian of the Borrower for any substantial part of all the property of the Borrower, or
      (iii) orders the liquidation of the Borrower; and the order or decree remains unstayed and in effect for 60 days.

           The term "Custodian" means any receiver, trustee, assignee, custodian, liquidator or similar official under any Bankruptcy Law.

           7.2     Acceleration of Maturity.  If an Event of Default occurs

      and is continuing, then and in every such case the Lender may, declare the principal of the Note to be due and payable immediately and the Loan Commitment to be terminated, by a notice in writing to the Borrower, and upon any such declaration the principal of the Note shall become immediately due and payable and the Loan Commitment shall be terminated.

SECTION 8.  SECURITY INTEREST

           8.1 Security Interest. In order to secure the payment of all of Borrower's obligations under this Agreement and the Note, the Borrower shall, simultaneously with the delivery to Borrower of the Subsequent Advance, cause its Subsidiaries to execute and deliver to Lender a Security Agreement, a form of which is attached hereto as Exhibit C.

SECTION 9.  MISCELLANEOUS

           9.1 Amendments and Waiver. This Agreement and the Note may be amended, and the terms hereof waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance.

           9.2 Notices. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently given or made if sent by hand or by registered or certified mail, postage prepaid, addressed to the Lender at 401 West High Street, Pottstown, PA 19464, Attention: President or, except as otherwise expressly provided herein, to the Borrower at 5400 Buchnell Drive S.W. Atlanta, GA 30366, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery. Any such notice shall be deemed given when so delivered personally or, if mailed, three days after the date of deposit in the United States mails or one day following the deposit with a reputable overnight courier.

           9.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia without regard to principles of conflicts of law.

           9.4 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

           9.5 Successors and Assigns. This Agreement and each document and certificate delivered pursuant thereto shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and permitted assigns, except that neither the Borrower nor the Lender may assign or transfer any of its rights under this Agreement or the Note without the prior written consent of the other.

           9.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Lender.

           9.7 Severability. Any provision of this Agreement or the Note which is prohibited, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, invalidity or unenforceability without invalidating the remaining provisions hereof, and any such prohibition, invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or any other provision of this Agreement or the Note.

           9.8 Investment. The Lender is acquiring the Note for its own account and not with a view to resale.

           9.9 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) and the agreements, certificates and other documents delivered pursuant to this Agreement contain the entire agreement among the parties with respect to the transactions described herein, and supersede all prior agreements, written or oral, with respect thereto.

           9.10 Agreement Regarding Transaction. The Lender represents and warrants that it has had the opportunity to ask questions of and receive answers from management of the Borrower. The Lender represents and warrants that it has received any and all materials, documents, certificates, and other matters it requested be made available and has reviewed and evaluated the same and, based upon such review and evaluation as well as the representations, warranties and covenants of the Borrower contained in this Agreement and the Exhibits hereto, the Lender has entered into this Agreement with the Borrower. Lender hereby acknowledges that given the current financial condition of the Borrower as of the date of this Agreement and that as a result of such financial condition, the

      Borrower is in immediate need for cash in order to continue its operations. Notwithstanding its participation in the preparation of this Agreement, Kutak Rock (as special counsel to the Borrower) is hereby released by the parties hereto with respect to any and all responsibilities and liabilities to the Borrower or otherwise in connection with the negotiation, execution and performance of this Agreement. Borrower and Lender hereby acknowledge and agree that Kutak Rock had no responsibility for the preparation of any schedules attached hereto, providing any information to the Lender, or conducting any diligence whatsoever. The Borrower hereby acknowledges and agrees that the transaction contemplated hereby is based on the Borrower's independent review and analysis of the abilities (financial or otherwise) of the Lender to perform its respective obligations hereunder. The Borrower also agrees that any and all schedules attached to this Agreement and any documents referred to therein have been prepared and thoroughly reviewed by the Borrower and that the Borrower is responsible for its own due diligence in connection with preparing such items, executing this Agreement and agreeing to the transactions contemplated hereby. The Borrower has made its independent analysis of such information and has not relied on any factors, conversations or communications made by any other party.

           9.11 Lender Covenants. Lender hereby covenants that it shall use its best efforts to cause the continued listing of the Borrower's shares of Common Stock on The Nasdaq SmallCap Market through the Termination Date.

           9.12 Indemnification. The Borrower agrees to indemnify, defend and hold harmless the Lender and its respective shareholders, officers, directors, employees, and any Affiliates of the foregoing, and their successors and assigns (collectively, the "Lender Group") from and against any and all losses, liabilities (including punitive or exemplary damages and fines or penalties and any interest thereon), expenses (including reasonable fees and disbursements of counsel and expenses of investigation and defense), claims, Liens or other obligations of any nature whatsoever (hereinafter individually, a "Loss" and collectively, "Losses") which, directly or indirectly, arise out of, result form or relate to, (i) any inaccuracy in or any breach of any representation or warranty of the Borrower contained in Section 4, and
      (ii) any breach of any covenant of the Borrower contained in this Agreement or in any other document contemplated by this Agreement.

           9.13 Recourse. Except with respect to any potential claim based on any fraud, any obligation or liability whatsoever of Borrower which may arise at any time under this Agreement shall be satisfied, if at all, out of the Borrower's, or any of its Subsidiaries assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of Borrower's or Subsidiaries' shareholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise, unless such obligation or liability relates to fraudulent conduct on the part of such entity or individuals. Notwithstanding the foregoing, nothing in this Section shall be interpreted or construed as an agreement or admission by the Borrower, its shareholders, directors, officers, employees or agents that any such entity or person is or may be personally liable for any obligation or liability (whether the result of fraud or otherwise) with respect to this Agreement.

           9.14 Validity and Execution of Agreement. The Lender has the full legal right, capacity and power and all requisite corporate authority and approval required to enter into, execute and deliver this Agreement and any other agreement or instrument contemplated hereby, and to perform fully its respective obligations hereunder and thereunder. The board of directors of the Lender has approved the transactions contemplated pursuant to this Agreement and each of the other agreements required to be entered into pursuant hereto by the Lender. This Agreement and such other agreements and instruments have been duly executed and delivered by the Lender and each constitutes the valid and binding obligation of the Lender enforceable against it in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors, and (ii) general principals of equity

      (regardless of whether such enforcement is considered in a proceedings in equity or at law).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       BIO-DYNE CORPORATION



                                       By/s/Edward B. Beam, Jr.
                                         -----------------------
                                       Name:  Edward B. Beam, Jr.
                                       Title: Chief Executive Officer and
                                                 Chief Operating Officer



                                       CONTINENTAL AMERICAN TRANSPORTATION,
                                            INC.


                                       By/s/Erik L. Bailey
                                         ------------------------
                                       Name:  Erik L. Bailey
                                       Title: Chief Financial Officer


                                      28